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EXHIBIT 10.11

             MODIFICATION NO. 2 TO WAIVER DATED FEBRUARY 25, 1998
                 TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                      AND
                             THIRTEENTH AMENDMENT
                 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

                  This MODIFICATION NO. 2 AND THIRTEENTH AMENDMENT dated as of April 16, 1998 (this "Modification and Amendment") to (1) the Waiver dated as of February 25, 1998 (as modified by the Modification No. 1 thereto dated as of March 30, 1998, the "February 25th Waiver"), among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the institutions party thereto as lenders and BANKERS TRUST COMPANY, as agent (the "Agent"), and (2) the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by, or the terms thereof waived by various waivers and ten amendments as set forth in the composite Credit Agreement appended to and incorporated in the Waiver and Tenth Amendment thereto dated as of August 29, 1997, and as modified by or the terms thereof waived by the Eleventh Amendment thereto dated as of August 29, 1997, the Waiver and Consent thereto dated as of October 26, 1997, the Waiver and Consent thereto dated as of November 14, 1997, the Twelfth Amendment thereto dated as of January 9, 1998, and the February 25th Waiver, the "Credit Agreement"), among the Borrower, the institutions from time to time party thereto as lenders and the Agent, is being entered into by and among the Borrower, the Agent and the undersigned lending institutions party to the Credit Agreement (the "Banks"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                             W I T N E S S E T H :

                  WHEREAS, the Borrower has requested that the Banks, pursuant to Section 12.12 of the Credit Agreement, modify certain provisions of the February 25th Waiver and the Credit Agreement to (1) allow the Borrower to renew and replace certain unsecured Indebtedness with respect to reimbursement and other monetary obligations of the Borrower under certain surety, performance and bid bonds, and (2) allow the Borrower to utilize the availability created under the Credit Agreement through the replacement of a certain Letter of Credit issued to the State of New York with respect to workmen's compensation obligations for a Letter of Credit issued to a bonding company in a lower amount with respect to such obligations;



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                  WHEREAS, subject to and upon the terms and conditions
hereinafter set forth and in the Credit Agreement and the February 25th Waiver, the Banks party hereto are agreeable to the foregoing;

                  Now, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. Modifications. (a) Clause (v) of Section 1 of the February 25th Waiver is hereby replaced with the following:

                                    "(v) Unless otherwise agreed to in writing
                  by the Required Banks, the Total Unutilized Revolving Commitment shall not be less than the sum of (a) $7,000,000, plus (b) the aggregate amount of any increase in the Total Unutilized Revolving Commitment on and after February 25, 1997 resulting from the reduction of any Letter of Credit or the cancellation, expiration or substitution of any Letter of Credit which is not immediately renewed or replaced in favor of the same beneficiary (but excluding the $10,500,000 increase in Total Unutilized Revolving Commitment resulting from the one time replacement of an existing Letter of Credit in the amount of $28,000,000 issued in favor of the State of New York in connection with workmen's compensation obligations for a $17,500,000 Letter of Credit issued in favor of a bonding company with respect to those same obligations).;"

                  (b) Clause (xi) of Section 1 of the February 25th Waiver is hereby replaced with the following:

                                    "(xi) The level of usual and ordinary
                  course trade credit (including, without limitation, credit limits, pricing, cash discounts, timing of payments, allowances, rebates, coupon reconciliation, normal product mix and availability and other applicable terms and programs in effect between a vendor and the Borrower on a historical basis) provided by vendors to the Borrower or its affiliates shall not be materially reduced (as determined in the sole opinion of the Agent and the Required Banks) from such usual and ordinary course trade credit which existed during the Borrower's period 12 fiscal month period ended February 28, 1998; and"

                  Section 2. Amendment. (a) Section 8.3(c) of the Credit Agreement is hereby amended by inserting immediately after the phrase "Existing Indebtedness" the following:

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                 "and any renewal or replacement of Existing Indebtedness of the type described in clause (viii) of the definition of "Indebtedness" in the ordinary course of business and in amounts not to exceed that which is renewed or replaced"

                  (b) Section 8.3 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (g) thereof, and (ii) inserting the following immediately before the period at the end of clause (h) thereof:

                  "; and

                                    (i) Indebtedness resulting from unsecured
                  reimbursement obligations of the Borrower with respect to a performance bond issued in connection with workmen's compensation obligations in the State of New York in an amount not to exceed $35,000,000."

                  Section 3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and each Bank that:

                  (a) assuming the effectiveness of the February 25th Waiver, no Default or Event of Default under the Credit Agreement has occurred and is continuing on and as of the date hereof; and

                  (b) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof other than as referred to herein, except to the extent such representations and warranties expressly relate to a different specific date.

                  Section 4. Effectiveness. This Modification and Amendment shall become effective, as of April 16, 1998, when the Agent shall have executed and delivered a counterpart of this Modification and Amendment and received duly executed counterparts of this Modification and Amendment from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as many of the Banks as shall be necessary to comprise the "Required Banks". The aforesaid execution and delivery may be effected by delivery and receipt by facsimile transmission.

                  Section 5. Status of Credit Documents. (i) This Modification and Amendment is limited solely for the purposes and to the extent expressly set forth herein, and (i) the terms, provisions and conditions of the Credit Documents, including, without limitation, the February 25th Waiver and the Credit Agreement, (ii) the


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terms and provisions of the Further Assurances Agreement dated as of June 15,
1995, as modified in writing prior to the date hereof, between the Borrower and the Agent, and (iii) the Liens granted under the Credit Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

                  (ii) No waiver of any terms or provisions of the Credit Agreement or the waiver granted hereunder shall relieve the Borrower from complying with such terms and provisions other than as waived hereby or from complying with any other term or provision of the Credit Agreement or the February 25th Waiver.

                  Section 6. Counterparts. This Modification and Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  Section 7. Governing Law. THIS MODIFICATION AND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute and deliver this Modification No. 2 and Thirteenth Amendment as of the date first above written.

                          THE GRAND UNION COMPANY

                          By:________________________
                            Name:  Francis E. Nicastro
                            Title: Vice President and
                                    Treasurer

                          BANKERS TRUST COMPANY,

                          Individually and as Agent

                          By:________________________
                            Name:  Allan M. Stewart
                            Title: Managing Director

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                       AG CAPITAL FUNDING PARTNERS L.P.

                       By Angelo Gordon & Company
                            Its Authorized Agent

                       By:________________________
                          Name:
                          Title:

                       FLEET CAPITAL CORPORATION

                       By:________________________
                          Name:
                          Title:

                       GOLDMAN SACHS CREDIT PARTNERS LP

                       By:________________________
                          Name:
                          Title:

                       HELLER FINANCIAL, INC.

                       By:________________________
                          Name:
                          Title:

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                       HOUR L.L.C.

                       By: Sunrise Partners, L.L.C.
                             Its Authorized Agent

                       By:________________________
                          Name:
                          Title:

                       LEHMAN COMMERCIAL PAPER INC.

                       By:________________________
                          Name:
                          Title:

                       PPM AMERICA SPECIAL INVESTMENTS
                       CBO II, L.P.

                       By: PPM America, Inc.,
                            Its Authorized Agent

                       By:________________________
                          Name:
                          Title:

                       QUANTUM PARTNERS LDC

                       By:________________________
                          Name:
                          Title:

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                        SWISS BANK CORPORATION,
                        LONDON BRANCH

                        By:________________________
                           Name:
                           Title:

                        WAYLAND INVESTMENT FUND LLC

                        By: CFSC Wayland Advisors, Inc.
                             Its Manager

                        By:________________________
                           Name:
                           Title:

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                  The foregoing Modification No. 2 and Thirteenth Amendment is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:

                           MERCHANDISING SERVICES, INC.
                           GRAND UNION STORES, INC. OF VERMONT
                           GRAND UNION STORES OF NEW  HAMPSHIRE, INC.
                           SPECIALTY MERCHANDISING SERVICES, INC.

                           By:_________________________________
                             Name:  Francis E. Nicastro
                             Title: Vice President and Treasurer
                                    of each of the above listed entities